                      PAINEWEBBER GROWTH AND INCOME FUND
                 (THE SOLE SERIES OF PAINEWEBBER AMERICA FUND)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                              December 27, 2000

Dear Shareholder,

   The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of PaineWebber Growth and Income Fund.

   We are seeking shareholder approval to merge Growth and Income Fund into PACE Large Company Value Equity Investments ("PACE Fund"). If the merger is approved, you will receive shares of the corresponding class of shares of the PACE Fund in exchange for your Growth and Income Fund shares, and Growth and Income Fund will cease operations. The expenses of each class of shares of the PACE Fund following the merger would be no higher than the current expenses of the corresponding class of Growth and Income Fund.

   Mitchell Hutchins is the investment manager for both Funds and has retained Institutional Capital Corporation, Westwood Management Corporation and State Street Global Advisors, three unaffiliated firms, to manage each Fund's assets. The two Funds have similar investment objectives and policies. Each Fund seeks a combination of capital appreciation and income. PACE Large Company Value Fund pursues its objective by investing primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or more. Growth and Income Fund pursues its objective generally by investing in stocks of large capitalization companies, but is not required to invest in companies with any minimum capitalization. Many of the stocks held by each Fund provide dividend income as well as potential capital appreciation.

   The enclosed document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we believe will be helpful to most investors.

   YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow up mail and telephone solicitation.

   THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                          Sincerely,

                                          /s/ Brian M. Storms
                                          Brian M. Storms
                                          President

              PAINEWEBBER GROWTH AND INCOME FUND PROPOSED MERGER
                             QUESTIONS AND ANSWERS

   On October 6, 2000, the Board of Trustees of PaineWebber America Fund ("America Fund"), on behalf of its sole series, PaineWebber Growth and Income Fund ("Growth and Income Fund"), unanimously approved the merger of Growth and Income Fund into PACE Large Company Value Equity Investments ("PACE Large Company Value Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). This merger, however, can occur only if Growth and Income Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

   A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the acquiring fund.

WHY IS THIS MERGER BEING PROPOSED?

   Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and America Fund's Board believe that Growth and Income Fund's shareholders will benefit from the merger with PACE Large Company Value Fund because the combined Fund would have a larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, the Board and Mitchell Hutchins believe that operating two funds that offer similar investments and similar management would result in higher expenses and less efficient operations than a single fund that combines the assets of the two original funds.

   Growth and Income Fund and PACE Large Company Value Fund have similar investment objectives and policies in that both Funds seek capital appreciation by investing primarily in stocks of large capitalization companies and both seek to provide their shareholders with income, primarily from dividend paying stocks. PACE Large Company Value Fund pursues its objective by investing primarily in stocks of U.S. companies that are believed to be undervalued and have total market capitalizations of $4.0 billion or more. Growth and Income Fund pursues its objective by investing generally in stocks of larger capitalization companies, but is not required to invest in companies with any minimum capitalization. Many of the stocks held by each Fund provide dividend income as well as potential capital appreciation. (See "Comparison of the Funds" on page 6 of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

   Effective October 10, 2000, Mitchell Hutchins allocated Growth and Income Fund's assets among the same three sub-advisers -- Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA") -- that are sub-advisers to PACE Large Company Value Fund. Each sub-adviser uses the same basic investment strategy for both Funds. SSgA seeks to outperform the Russell 1000 Value Index (before deducting fees and expenses). The two other sub-advisers select individual stocks and other investments for each Fund based on their proprietary investment strategies. As a result, the two Funds are now managed in a similar manner.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

   If the merger is approved, you will receive full and fractional shares of the corresponding class of PACE Large Company Value Fund having a total value equal to the total value of your Growth and Income Fund shares at the time of the merger. Although the two Funds will have different net asset values per share, each class of shares of PACE Large Company Value Fund issued in the merger will otherwise have characteristics that are substantially identical to the corresponding class of shares of Growth and Income Fund.

IF I CURRENTLY ELECT TO RECEIVE MY GROWTH AND INCOME FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY PACE LARGE COMPANY VALUE FUND SHARES AFTER THE MERGER?

   Yes, your distribution choice will remain the same after the merger.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

   The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of PACE Large Company Value Fund shares, and that your basis for the PACE Large Company Value Fund shares you receive in the merger will be the same as the basis for your Growth and Income Fund shares.

   Immediately prior to the merger, Growth and Income Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders, and that distribution will be taxable to Growth and Income Fund shareholders. You should note, however, that both Funds must distribute by December 31, 2000 their ordinary income for the calendar year ending December 31, 2000 and net capital gain, if any, for the one-year period ended October 31, 2000. This distribution must be made regardless of whether the merger takes place because of tax requirements applicable to all mutual funds. This means that if you remain a shareholder of Growth and Income Fund, if the merger takes place, you can expect to receive two taxable distributions of ordinary income and net capital gain, if any, within a short period of time. Because of the relatively high portfolio turnover that has occurred for Growth and Income Fund after October 31, 2000 in connection with ICAP's and Westwood's continuing realignment of the Fund's assets under their management to reflect their proprietary investment strategies, it is expected that the Fund's pre-merger distribution of realized net capital gain may be substantial.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

   The management fee paid by PACE Large Company Value Fund to Mitchell Hutchins is greater than the management fee for Growth and Income Fund. However, the post-merger combined Fund is expected to have overall operating expenses that are either the same (Class Y shares) or slightly lower than the current operating expenses of Growth and Income Fund because of a written management fee waiver agreement between PACE Large Company Value Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Absent that fee waiver, it is expected that the overall operating expenses of the combined Fund would be somewhat higher than the current expenses of Growth and Income Fund. If the management fee waiver agreement is not renewed after December 1, 2002, the combined Fund will have overall operating expenses for each class of shares that are higher than the current expenses of Growth and Income Fund, assuming that the operating expenses of the combined Fund remain the same. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" on page 3 of the Combined Proxy Statement/Prospectus.)

HOW HAVE PACE LARGE COMPANY VALUE FUND AND GROWTH AND INCOME FUND PERFORMED?

   The following tables show the average annual total returns over several time periods for each class of shares of Growth and Income Fund and the Class P shares of PACE Large Company Value Fund (the only outstanding class of shares during the periods shown). A Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for both these Funds because the current sub-advisers did not manage their assets during the periods shown.

   The table for Growth and Income Fund reflects sales charges on its Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The table for PACE Large Company Value Fund reflects the maximum annual PaineWebber PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). A footnote to this table shows the performance of PACE Large Company Value Fund's Class P shares for the same periods without deduction of this fee. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices, which are different for the two Funds, are unmanaged and, therefore, do not reflect the deduction of any sales charges or expenses.

   The different sales charges, expenses and program fees applicable to the different classes of shares of the two Funds and the different time periods for which performance is shown after the 1999 calendar year make it difficult to compare the Funds' performance. However, because the Class Y shares of Growth and Income Fund are not subject to any sales charges or 12b-1 fees, they are most comparable to the Class P shares of PACE Large Company Value Fund. The performance of Growth and Income Fund's Class Y shares for the 1999 calendar year can thus be compared to that of the Class P shares of PACE Large Company Value Fund before deduction of the PACESM Select Advisors Program fee, as shown in the footnote to that Fund's table.

PACE LARGE COMPANY VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS*
(as of December 31, 1999)

CLASS                                                      CLASS P  RUSSELL 1000
(INCEPTION DATE)                                          (8/24/95) VALUE INDEX
----------------                                          --------- ------------
One Year.................................................  (5.57)%      7.35%
Life of Class............................................   15.20%     20.64%

----------------
* The above performance reflects the deduction of the maximum annual PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). If the program fee were not deducted, the average annual total returns of the Fund's Class P shares would be (4.14)% for the year ended December 31, 1999 and 16.94% for "Life of Class."

GROWTH AND INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                              CLASS A   CLASS B* CLASS C   CLASS Y  S&P 500
(INCEPTION DATE)                  (12/20/83) (7/1/91) (7/2/92) (2/12/92)  INDEX
----------------                  ---------- -------- -------- --------- -------
One Year.........................    4.12%     3.21%    7.23%     9.31%   21.03%
Five Years.......................   21.64%    21.64%   21.83%    23.10%   28.54%
Ten Years........................   13.02%      N/A      N/A       N/A    18.19%
Life of Class....................   13.45%    13.78%   13.90%    13.64%      **

----------------
* Assumes conversion of Class B shares to Class A shares after six years. ** Average annual total returns for the S&P 500 Index for the life of each class were as follows: Class A --  18.04%; Class B -- 20.36%; Class C --
    21.31%; and Class Y -- 20.27%.

WHEN WILL THE PROPOSED MERGER OCCUR?

   The Funds expect to merge in February 2001, assuming Growth and Income Fund shareholder approval at the special meeting scheduled to be held on February 1, 2001.

CAN I SELL OR EXCHANGE MY GROWTH AND INCOME FUND SHARES BEFORE THE MERGER?

   If you do not wish to receive shares of PACE Large Company Value Fund, you are free to sell or exchange your Growth and Income Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your Growth and Income Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

   Your Board of Trustees unanimously recommends a vote "FOR" the merger.

                      PAINEWEBBER GROWTH AND INCOME FUND
                 (THE SOLE SERIES OF PAINEWEBBER AMERICA FUND)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 1, 2001

                               ----------------

To the Shareholders:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Growth and Income Fund ("Growth and Income Fund"), the sole series of PaineWebber America Fund ("America Fund"), will be held on February 1, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 10:00 a.m., Eastern time, for the following purpose:

    To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Growth and Income Fund into PACE Large Company Value Equity Investments ("PACE Large Company Value Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Growth and Income Fund will transfer all its assets to PACE Large Company Value Fund, which will assume all the stated liabilities of Growth and Income Fund, and PACE Trust will issue to each Growth and Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Large Company Value Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Growth and Income Fund.

   Shareholders of record as of the close of business on December 1, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

   Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of America Fund, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to America Fund or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          Dianne E. O'Donnell
                                          Secretary

December 27, 2000
51 West 52nd Street
New York, New York 10019-6114

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

    Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

    To vote via the internet, please access https://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

    You may also call 1-800-597-7836 and vote by telephone.

    If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   REGISTRATION                                  VALID SIGNATURE
   ------------                                  ---------------
   Corporate Accounts
     (1) ABC Corp............................... ABC Corp.
                                                 John Doe, Treasurer
     (2) ABC Corp............................... John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer...... John Doe
     (4) ABC Corp. Profit Sharing Plan.......... John Doe, Trustee

   Partnership Accounts
     (1) The XYZ Partnership.................... Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership... Jane B. Smith, General Partner

   Trust Accounts
     (1) ABC Trust Account...................... Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78.... Jane B. Doe

   Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o
       John B. Smith, Jr.,
       UGMA/UTMA................................ John B. Smith
     (2) Estate of John B. Smith................ John B. Smith, Jr., Executor

                      PAINEWEBBER GROWTH AND INCOME FUND
                 (THE SOLE SERIES OF PAINEWEBBER AMERICA FUND)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                  PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
             (A SERIES OF PAINEWEBBER PACE SELECT ADVISORS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                               ----------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                           DATED: DECEMBER 27, 2000

                               ----------------

   This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Growth and Income Fund ("Growth and Income Fund"), the sole series of PaineWebber America Fund ("America Fund"), a Massachusetts business trust, to be held on February 1, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 10:00 a.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Growth and Income Fund will be asked to consider and approve the following proposal:

    To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Growth and Income Fund into PACE Large Company Value Equity Investments ("PACE Large Company Value Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Growth and Income Fund will transfer all its assets to PACE Large Company Value Fund, which will assume all the stated liabilities of Growth and Income Fund, and PACE Trust will issue to each Growth and Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Large Company Value Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Growth and Income Fund.

   A form of the Plan is attached as Appendix A to this Proxy Statement/Prospectus. THE BOARD OF TRUSTEES OF AMERICA FUND HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF GROWTH AND INCOME FUND AND ITS SHAREHOLDERS. (Growth and Income Fund and PACE Large Company Value Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

   Pursuant to the Plan, Growth and Income Fund will transfer all its assets to PACE Large Company Value Fund, which will assume all the stated liabilities of Growth and Income Fund, and PACE Trust will issue to each Growth and Income Fund shareholder the number of full and fractional shares of beneficial interest in the applicable class of PACE Large Company Value Fund having an aggregate net asset value ("NAV") that, on the effective date of the Reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Growth and Income Fund (the "Reorganization"). The value of each Growth and Income Fund shareholder's account with PACE Large Company Value Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Growth and Income Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of Growth and Income Fund will become shareholders of the corresponding class of shares of PACE Large Company Value Fund. No sales charges will be assessed on the shares of PACE Large Company Value Fund issued in connection with the Reorganization.

    AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

   PACE Large Company Value Fund is a diversified series of PACE Trust, which is an open-end management investment company currently comprised of twelve series. PACE Large Company Value Fund's investment objective is capital appreciation and dividend income. The Fund seeks to achieve its investment objective by investing primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. The Fund seeks income primarily from dividend paying stocks. Mitchell Hutchins allocates the Fund's assets among three sub-advisers.

   This Proxy Statement/Prospectus sets forth the information that a Growth and Income Fund shareholder should know before voting on the Plan. It should be read carefully and retained for future reference.

   A Statement of Additional Information ("SAI") dated December 27, 2000, containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. PACE Large Company Value Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been filed with the SEC and is incorporated by reference in the SAI. Information about Growth and Income Fund is included in its current Prospectus and SAI, each dated December 1, 1999, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Growth and Income Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000, are available without charge by writing either Growth and Income Fund or PACE Large Company Value Fund at the address shown above, or by calling 1-800- 647-1568. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and America Fund. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

                               TABLE OF CONTENTS

SECTION TITLE                                                             PAGE
-------------                                                             ----
INTRODUCTION.............................................................   1
PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF
 REORGANIZATION AND TERMINATION..........................................   2
SYNOPSIS.................................................................   2
  The Proposed Reorganization............................................   2
  Comparative Fee Table..................................................   3
  Summary Comparison of the Funds........................................   4
COMPARISON OF PRINCIPAL RISK FACTORS.....................................   5
  Primary Difference in the Investment Risks of the Funds................   5
COMPARISON OF THE FUNDS..................................................   6
  Investment Objectives..................................................   6
  Investment Policies....................................................   6
  Operations of PACE Large Company Value Fund Following the
   Reorganization........................................................   8
  Performance............................................................   8
  Sales Charges..........................................................  10
  Dividends and Other Distributions......................................  10
  Taxes..................................................................  11
FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING SHARES OF PACE LARGE
 COMPANY VALUE FUND......................................................  11
  Flexible Pricing.......................................................  11
  Buying Shares..........................................................  15
  Selling Shares.........................................................  16
  Exchanging Shares......................................................  16
  Pricing and Valuation..................................................  17
MANAGEMENT...............................................................  18
  Investment Manager and Investment Adviser..............................  18
  Sub-Advisers...........................................................  18
  Advisory Fees and Fund Expenses........................................  18
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION..........................  19
  Reasons for the Reorganization.........................................  19
  Terms of the Reorganization............................................  21
  Description of Securities to be Issued.................................  22
  Temporary Waiver of Investment Restrictions............................  22
  Federal Income Tax Considerations......................................  23
  Required Vote..........................................................  23
ORGANIZATION OF THE FUNDS................................................  24
FINANCIAL HIGHLIGHTS.....................................................  25
CAPITALIZATION...........................................................  26
LEGAL MATTERS............................................................  27
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION............  27
EXPERTS..................................................................  27
OTHER INFORMATION........................................................  27
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND
 TERMINATION............................................................. A-1
APPENDIX B: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.............. B-1
APPENDIX C: MANAGEMENT'S DISCUSSION OF PACE LARGE COMPANY VALUE FUND'S
 PERFORMANCE............................................................. C-1

                                 INTRODUCTION

   This Proxy Statement/Prospectus is being furnished to shareholders of Growth and Income Fund, the sole series of America Fund, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of Growth and Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of Growth and Income Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

   Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be
(i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

   Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of America Fund ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

   Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. America Fund intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about December 27, 2000. Shareholders of record as of the close of business on December 1, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, Growth and Income Fund had 30,708,429 shares issued and outstanding, consisting of 20,243,270 Class A shares, 5,841,211 Class B shares, 3,318,053 Class C shares, and 1,305,895 Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix B, as of the Record Date, Mitchell Hutchins, the investment manager, administrator and distributor of both Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of either Fund. As of that same date, the Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.

   America Fund has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. America Fund expects to solicit proxies by mail, telephone and via the internet. America Fund officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $77,000 for proxy solicitation services. America Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

  PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
                               AND TERMINATION.

                                   SYNOPSIS

   The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, America Fund's Board believes that the proposed Reorganization will benefit Growth and Income Fund's shareholders.

THE PROPOSED REORGANIZATION

   The Boards of PACE Trust and America Fund, including their respective Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by PACE Large Company Value Fund of all of Growth and Income Fund's assets in exchange for PACE Large Company Value Fund shares and the assumption by PACE Large Company Value Fund of all of Growth and Income Fund's stated liabilities. Growth and Income Fund will then distribute the PACE Large Company Value Fund shares to Growth and Income Fund's shareholders, by class, so that each Growth and Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Large Company Value Fund equal in aggregate NAV to the aggregate NAV of the shares of Growth and Income Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on February 23, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Growth and Income Fund will be terminated as soon as is practicable after the Closing Date, and it is expected that America Fund will be de-registered as an investment company. See "Additional Information About the Reorganization," below.

   America Fund and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent Growth and Income Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Growth and Income Fund prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.

   For the reasons set forth below under "Additional Information About the Reorganization -- Reasons for the Reorganization," the Board of America Fund has determined that the Reorganization is in the best interests of Growth and Income Fund and that the interests of existing Growth and Income Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, AMERICA FUND'S BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION.

COMPARATIVE FEE TABLE

   The table below describes the fees and expenses that you would pay if you buy and hold Growth and Income Fund shares or PACE Large Company Value Fund shares before the Reorganization and PACE Large Company Value Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended July 31, 2000 for PACE Large Company Value Fund and for the fiscal year ended August 31, 2000 for Growth and Income Fund. The PRO FORMA information reflects the anticipated effects of the Reorganization as well as the proposed reorganization of PaineWebber Tax-Managed Equity Fund, which is expected to occur at approximately the same time as the Reorganization.


                                                                                    COMBINED PACE LARGE COMPANY
                          GROWTH AND INCOME FUND   PACE LARGE COMPANY VALUE FUND       VALUE FUND PRO FORMA*
                          ----------------------- ------------------------------- --------------------------------
                          CLASS CLASS CLASS CLASS  CLASS   CLASS   CLASS   CLASS   CLASS    CLASS   CLASS   CLASS
                            A     B     C     Y      A       B       C       Y       A        B       C       Y
                          ----- ----- ----- ----- ------- ------- ------- ------- -------  ------- ------- -------
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)
Maximum Sales Charge
 (load) Imposed on Pur-
 chases (AS A PERCENTAGE
 OF OFFERING PRICE).....   4.5%  None  None  None    4.5%    None    None    None     4.5%    None    None    None
Maximum Deferred Sales
 Charge (load) (AS A
 PERCENTAGE OF ORIGINAL
 PURCHASE PRICE OR RE-
 DEMPTION PROCEEDS,
 WHICHEVER IS LESS).....   None    5%    1%  None    None      5%      1%    None    None       5%      1%    None
Exchange Fee............   None  None  None  None    None    None    None    None    None     None    None    None
ANNUAL FUND OPERATING EXPENSES (fees that are deducted from fund assets)
Management Fees**.......  0.70% 0.70% 0.70% 0.70%   0.80%   0.80%   0.80%   0.80%   0.80%    0.80%   0.80%   0.80%
Distribution and/or
 Service (12b-1) Fees...  0.25% 1.00% 1.00%  None   0.25%   1.00%   1.00%    None   0.25%    1.00%   1.00%    None
Other Expenses***.......  0.20% 0.25% 0.24% 0.15%   0.17%   0.19%   0.18%   0.16%   0.15%    0.17%   0.16%   0.12%
                          ----- ----- ----- ----- ------- ------- ------- ------- -------  ------- ------- -------
Total Annual Fund Oper-
 ating Expenses.........  1.15% 1.95% 1.94% 0.85%   1.22%   1.99%   1.98%   0.96%   1.20%    1.97%   1.96%   0.92%
                          ===== ===== ===== ===== ======= ======= ======= ======= =======  ======= ======= =======
Management Fee Waiver+..    N/A   N/A   N/A   N/A (0.07)% (0.07)% (0.07)% (0.07)% (0.07)%  (0.07)% (0.07)% (0.07)%
                          ----- ----- ----- ----- ------- ------- ------- ------- -------  ------- ------- -------
Net Expenses+...........  1.15% 1.95% 1.94% 0.85%   1.15%   1.92%   1.91%   0.89%   1.13%    1.90%   1.89%   0.85%
                          ===== ===== ===== ===== ======= ======= ======= ======= =======  ======= ======= =======

----------------
* The PRO FORMA expense information assumes that shareholders of Growth and Income Fund and PaineWebber Tax-Managed Equity Fund approve the proposed reorganizations. If shareholders of Growth and Income Fund approve the Reorganization and shareholders of PaineWebber Tax-Managed Equity Fund do not approve its reorganization, the PRO FORMA "Net Expenses" for each class of shares of PACE Large Company Value Fund would be the same as shown above due to the relatively small size of PaineWebber Tax-Managed Equity Fund and the fee waiver agreement in effect for PACE Large Company Value Fund.
** For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.
*** "Other Expenses" for PACE Large Company Value Fund are estimated based on the "other expenses" of the Fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each class. "Other Expenses" for each class of the combined Fund are based on the combined assets of Growth and Income Fund, PaineWebber Tax-Managed Equity Fund and PACE Large Company Value Fund.
+ PACE Trust and Mitchell Hutchins have entered into a written agreement with respect to PACE Large Company Value Fund under which Mitchell Hutchins is contractually obligated to waive its management fee through December 1, 2002 to the extent necessary to reflect the lower overall fees paid to the Fund's sub-advisers as a result of the lower sub-advisory fee paid to SSgA. The effect of this management fee waiver is reflected in the above table.

  PACE Trust and Mitchell Hutchins have entered into an additional written agreement with respect to PACE Large Company Value Fund that becomes effective if the Reorganization takes place. Under that agreement, Mitchell Hutchins is contractually obligated to waive its management fee and/or reimburse the Fund to the extent that the total operating expenses of each class through December 1, 2002 otherwise would exceed the current operating expenses of Growth and Income Fund as shown under "Total Annual Fund Operating Expenses" and "Net Expenses" above. It is not presently expected that Mitchell Hutchins would be required to waive its management fee or reimburse expenses under this agreement because the expenses of the combined Fund are expected to be the same or slightly lower than the current operating expenses of Growth and Income Fund due to the management fee waiver described above. However, if Mitchell Hutchins does reimburse expenses of the combined Fund under this agreement, the Fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three fiscal years without causing the Fund's expenses in any of those three years to exceed these expense caps.

   The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

   The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same, except for the two-year period when PACE Large Company Value Fund's and the combined Fund's expenses are lower due to the agreement with Mitchell Hutchins. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                  1 YEAR 3 YEARS 5 YEARS  10 YEARS
                                                  ------ ------- -------  --------
GROWTH AND INCOME FUND
Class A..........................................  $562   $799   $1,054   $1,785
Class B (assuming sale of all shares at end of
 period).........................................   698    912    1,252    1,877
Class B (assuming no sale of shares).............   198    612    1,052    1,877
Class C (assuming sale of all shares at end of
 period).........................................   297    609    1,047    2,264
Class C (assuming no sale of shares).............   197    609    1,047    2,264
Class Y..........................................    87    271      471    1,049
PACE LARGE COMPANY VALUE FUND
Class A..........................................  $562   $806   $1,077   $1,849
Class B (assuming sale of all shares at end of
 period).........................................   695    911    1,259    1,923
Class B (assuming no sale of shares).............   195    611    1,059    1,923
Class C (assuming sale of all shares at end of
 period).........................................   294    607    1,054    2,295
Class C (assuming no sale of shares).............   194    607    1,054    2,295
Class Y..........................................    91    292      517    1,165
PRO FORMA PACE LARGE COMPANY VALUE FUND
Class A..........................................  $560   $800   $1,067   $1,827
Class B (assuming sale of all shares at end of
 period).........................................   693    904    1,249    1,902
Class B (assuming no sale of shares).............   193    604    1,049    1,902
Class C (assuming sale of all shares at end of
 period).........................................   292    601    1,044    2,274
Class C (assuming no sale of shares).............   192    601    1,044    2,274
Class Y..........................................    87    279      495    1,118

SUMMARY COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

   Growth and Income Fund and PACE Large Company Value Fund have similar investment objectives, policies and overall risk characteristics in that both Funds seek a combination of capital appreciation and income and generally invest in companies with large market capitalizations. PACE Large Company Value Fund invests primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. PACE Large Company Value Fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations. Growth and Income Fund generally invests in stocks of larger capitalization companies, many of which provide dividend income as well as potential capital appreciation. Growth and Income Fund, however, does not have a policy of investing primarily in companies with total market capitalizations of $4.0 billion or greater at the time of purchase.

INVESTMENT ADVISORY SERVICES

   Mitchell Hutchins has served as investment manager and administrator for PACE Large Company Value Fund since its inception in August 1995. As investment manager for the Fund, Mitchell Hutchins provides portfolio management oversight rather than directly managing the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of those sub-advisers thereafter. Mitchell Hutchins also recommends to the Board of PACE Trust whether agreements with sub-advisers should be renewed, modified or terminated. The Fund's three current sub-advisers -- Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA") -- have managed the Fund's investment portfolio since July 1, 2000 (ICAP and Westwood) and October 10, 2000 (SSgA). Prior to July 1, 2000, a different sub-adviser managed all the Fund's assets.

   Mitchell Hutchins has served as investment manager or investment adviser and as administrator for Growth and Income Fund since March 1989 and as sub-adviser for the Fund since its inception in December 1983 to March 1989 (PaineWebber Incorporated served as investment adviser and administrator to the Fund during this period). Prior to October 10, 2000, Mitchell Hutchins managed all the Fund's assets. On that date, the Fund's three current sub-advisers -- ICAP, Westwood, and SSgA -- assumed responsibility for managing the assets of the Fund as allocated to them by Mitchell Hutchins.

PURCHASE AND REDEMPTION PROCEDURES

   Funds in the PaineWebber Flexible PricingSM System generally offer Class A, Class B, Class C and Class Y shares. PACE Large Company Value Fund did not offer Class A, Class B, Class C and Class Y shares to the public prior to November 27, 2000. The purchase and redemption procedures for PACE Large Company Value Fund's Class A, Class B, Class C and Class Y shares are the same as those currently in effect for the corresponding classes of shares of Growth and Income Fund. You may exchange Class A, Class B or Class C shares of PACE Large Company Value Fund for shares of the same class of most other PACE funds or PaineWebber Money Market Fund. Exchanges between other PaineWebber funds and PACE funds will not be activated until on or around March 1, 2001. You may not exchange Class Y shares.

                     COMPARISON OF PRINCIPAL RISK FACTORS

   Both Funds are subject to similar risk factors associated with their investments in equities. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

   EQUITY RISK -- The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A Fund could lose a substantial part, or even all, of the value of its investment in a company's stock.

   INDEX STRATEGY RISK -- SSgA seeks to outperform (before deducting fees and expenses) the return of the Russell 1000 Value Index for the portion of each Fund's assets that it manages. SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance. Each Fund's performance also may deviate from that of the index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by each Fund.

   DERIVATIVES RISK -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

PRIMARY DIFFERENCE IN THE INVESTMENT RISKS OF THE FUNDS

   FOREIGN INVESTING RISK -- Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Growth and Income Fund may invest a larger portion of its total assets (25%) in these securities than PACE Large Company Value Fund (10%) and is more exposed to foreign investing risk to the extent it does so.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

   The Funds have similar investment objectives. PACE Large Company Value Fund's investment objective is capital appreciation and dividend income. Growth and Income Fund's investment objective is current income and capital growth.

INVESTMENT POLICIES

   Both Funds generally invest in stocks of large capitalization companies. PACE Large Company Value Fund invests primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. PACE Large Company Value Fund seeks income primarily from dividend paying stocks. The Fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations and convertible bonds that are rated below investment grade.

   Growth and Income Fund invests in a combination of securities to obtain both growth and income. To obtain growth, the Fund invests in stocks that are believed to have substantial potential for capital growth. To obtain current income, the Fund invests in dividend paying stocks and, to a lesser extent, convertible bonds and money market instruments. Growth and Income Fund generally invests in large capitalization companies, but is not required to invest in companies with any specific total market capitalization.

   Mitchell Hutchins allocates each Fund's assets between the same three sub-advisers -- ICAP, Westwood and SSgA. Mitchell Hutchins has initially allocated each Fund's assets approximately 50% to SSgA and approximately 25% each to ICAP and Westwood. Mitchell Hutchins may change this allocation at any time. The relative values of each sub-adviser's shares of a Fund's assets also may change over time.

   In managing its share of each Fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 20% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

   In managing its share of each Fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors each stock purchased and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.

   In managing its share of each Fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before deducting fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness.

SSgA constructs each Fund's portfolio by selecting the highest ranked stocks from the universe and managing deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect a Fund's performance relative to the index.

   SECURITIES OF FOREIGN ISSUERS. Both Funds may invest in U.S. dollar denominated securities of foreign companies that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. PACE Large Company Value Fund must limit these investments to 10% of its total assets, while Growth and Income Fund may invest up to 25% of its total assets in these securities.

   DEBT SECURITIES. Each Fund may invest up to 35% of its total assets in U.S. government bonds and investment grade corporate bonds. Each Fund may invest up to 10% of its total assets in convertible bonds that are not investment grade (commonly known as "junk bonds").

   DERIVATIVES. The Funds have very similar policies with respect to the use of derivatives relating to securities in which they normally invest. Each Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

   TEMPORARY DEFENSIVE POSITIONS; CASH RESERVES. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, each Fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Because these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving a Fund's investment objective. PACE Large Company Value Fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins, PACE Large Company Value Fund may take a defensive position that is different from its normal investment strategy.

   Each Fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes.

   OTHER INVESTMENT POLICIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Both Funds may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each Fund may lend up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. Each Fund may borrow money from banks or through reverse repurchase agreements, but not in excess of 10% of its total assets. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding.

   PORTFOLIO TURNOVER. Each Fund may engage in frequent trading to achieve its investment objective. Frequent trading may result in portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of a Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its distributions may have on shareholders. The portfolio turnover rates for Growth and Income Fund for the last two fiscal years ended August 31, 2000 and 1999, were 50% and 57%, respectively, while the portfolio turnover rates for PACE Large Company Value Fund's last two fiscal years ended July 31, 2000 and 1999, were 195% and 40%, respectively. The higher portfolio turnover rate for PACE Large Company Value Fund for the fiscal year ended July 31, 2000 was caused by the realignment of its portfolio to reflect the proprietary investment strategies of ICAP and Westwood, who assumed their responsibilities as sub-advisers to the Fund on July 1, 2000.

   ICAP and Westwood assumed responsibility for managing a portion of the investment portfolio of PACE Large Company Value Fund on July 1, 2000, and SSgA assumed its portfolio management responsibilities for that Fund on October 10, 2000. The realignment of PACE Large Company Value Fund's portfolio to reflect the proprietary investment strategies of the new sub-advisers increased the Fund's portfolio turnover for its fiscal year ended July 31, 2000 and, as noted above, may also result in a higher overall portfolio turnover for the current fiscal year than in the fiscal years prior to July 31, 2000. However, the realignment of PACE Large Company Value Fund's portfolio was substantially complete by October 31, 2000.

   Growth and Income Fund changed its investment management arrangements on October 10, 2000 when ICAP, Westwood and SSgA assumed responsibility for managing its investment portfolio. Following their appointment, the new sub-advisers realigned the Fund's portfolio to reflect their proprietary investment strategies. SSgA substantially completed realignment of the Fund assets under its management by October 31, 2000. However, most of ICAP's and Westwood's realignment has occurred after that date. As a result of this realignment, the Fund's portfolio turnover has been higher than normal, and the Fund has realized higher net capital gain than otherwise would be the case. A substantial portion of that net capital gain has been realized after October 31, 2000.

OPERATIONS OF PACE LARGE COMPANY VALUE FUND FOLLOWING THE REORGANIZATION

   It is not expected that PACE Large Company Value Fund will revise any of its policies following the Reorganization to reflect those of Growth and Income Fund. ICAP, Westwood and SSgA have reviewed Growth and Income Fund's current portfolio and determined that a substantial portion of its holdings are compatible with PACE Large Company Value Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a substantial portion of Growth and Income Fund's assets could be transferred to and held by PACE Large Company Value Fund.

   It is expected, however, that some of Growth and Income Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover and also due to the continuing realignment of the Fund assets managed by ICAP and Westwood with their proprietary investment strategies. It is also expected that if Growth and Income Fund's shareholders approve the Reorganization, the Fund's holdings that are not compatible with PACE Large Company Value Fund's holdings will be sold in an orderly manner and the proceeds of these sales held in temporary investments pending reinvestment in assets that are consistent with the holdings of PACE Large Company Value Fund. As of November 30, 2000, Growth and Income Fund's investments in such securities represented less than 20% of its total portfolio. The portion of Growth and Income Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the sub-advisers' continuing assessment of the compatibility of its holdings with PACE Large Company Value Fund's portfolio composition and its investment objective and policies at the approximate time of the Reorganization. The need for Growth and Income Fund to dispose of investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and could result in its realizing gains (or losses) that would not otherwise have been realized.

PERFORMANCE

   The following bar chart and table provide information about the performance of PACE Large Company Value Fund Class P shares and thus give some indication of the risks of an investment in the Fund. The Fund's Class P shares were the only outstanding class of shares during the periods shown.

   The bar chart shows how PACE Large Company Value Fund's performance has varied from calendar year to calendar year. The bar chart does not reflect the maximum annual PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization) or the effect of sales charges or the higher expenses of PACE Large Company Value Fund's Class A, Class B and Class C shares; if it did, the total returns shown would be lower.

   The first table that follows the bar chart shows the average annual total returns over several time periods for the Fund's Class P shares. Class P shares are not subject to the sales charges applicable to the Fund's Class A,

Class B and Class C shares or the higher expenses of these shares. The table does, however, reflect the maximum annual PACESM Select Advisors Program fee of 1.50% applicable only to Class P shares. The program fee does not apply to shares received in the Reorganization. A footnote to this table shows performance of PACE Large Company Value Fund's Class P shares for the same periods without deduction of this fee. Because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses.

   The second table that follows the bar chart shows the average annual total returns over several time periods for Growth and Income Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of the Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees and thus are most comparable to the Class P shares of PACE Large Company Value Fund. The performance of Growth and Income Fund's Class Y shares for the 1999 calendar year can thus be compared to that of the Class P shares of PACE Large Company Value Fund before deduction of the PACESM Select Advisors Program fee, as shown in the footnote to that Fund's table.

   The tables also compare each Fund's returns to returns of a broad-based market index that is unmanaged and, therefore, does not reflect the deduction of any fees or expenses. The two Funds have historically used different indices -- the Standard & Poor's 500 Composite Stock Price Index for Growth and Income Fund and the Russell 1000 Value Index for PACE Large Company Value Fund. For comparative purposes, the returns of both indices are shown for each Fund in the tables below.

   Each Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true because, during the periods shown, a different sub-adviser managed the assets of PACE Large Company Value Fund and Mitchell Hutchins managed the assets of Growth and Income Fund.

PACE LARGE COMPANY VALUE FUND -- TOTAL RETURN ON CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                    [GRAPH]

                              1996        25.11%
                              1997        24.75%
                              1998        18.36%
                              1999       (4.14)%


Total return January 1 to September 30, 2000 -- (1.38)%

Best quarter during years shown: 4th quarter, 1998 -- 16.26%
Worst quarter during years shown: 3rd quarter, 1999 -- (14.40)%

PACE LARGE COMPANY VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS*
(as of December 31, 1999)

CLASS                                        CLASS P  RUSSELL 1000
(INCEPTION DATE)                            (8/24/95) VALUE INDEX  S&P 500 INDEX
----------------                            --------- ------------ -------------
One Year...................................   (5.57)%     7.35%        21.03%
Life of Class..............................   15.20%     20.64%        27.03%

----------------
* The above performance reflects the deduction of the maximum annual PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization). If the program fee were not deducted, the average annual total returns of the Fund's Class P shares would be (4.14)% for the year ended December 31, 1999 and 16.94% for "Life of Class."

GROWTH AND INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                CLASS A   CLASS B* CLASS C   CLASS Y  S&P 500 RUSSELL 1000
(INCEPTION DATE)    (12/20/83) (7/1/91) (7/2/92) (2/12/92)  INDEX  VALUE INDEX
----------------    ---------- -------- -------- --------- ------- ------------
One Year...........    4.12%     3.21%    7.23%     9.31%   21.03%     7.35%
Five Years.........   21.64%    21.64%   21.83%    23.10%   28.54%    23.07%
Ten Years..........   13.02%      N/A      N/A       N/A    18.19%    15.60%
Life of Class......   13.45%    13.78%   13.90%    13.64%      **        **

----------------
* Assumes conversion of Class B shares to Class A shares after six years. ** The average annual total returns for the S&P 500 Index and Russell 1000
   Value Index for the life of each class were as follows: Class A -- 18.04% and 16.47%; Class B shares -- 20.36% and 18.04%; Class C --21.31% and
   18.32%; and Class Y -- 20.27% and 18.03%, respectively.

SALES CHARGES

   No sales charges apply when Growth and Income Fund shareholders receive shares of PACE Large Company Value Fund in connection with the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

   Growth and Income Fund normally pays semi-annual dividends and distributes its gains, if any, annually. PACE Large Company Value Fund normally pays dividends and distributes its gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares (and, for PACE Large Company Value Fund, Class P shares) would have the highest dividends.

   As a shareholder of PACE Large Company Value Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election for Growth and Income Fund will remain the same after the Reorganization. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

   On or before the Closing Date, Growth and Income Fund will distribute substantially all of its undistributed net investment income, net capital gain and net short-term capital gain, if any, in order to continue to maintain its tax status as a regulated investment company. Because of the relatively high portfolio turnover that has occurred after October 31, 2000 in connection with ICAP's and Westwood's continuing realignment of the Fund's assets under their management to reflect their proprietary investment strategies, it is expected that the Fund's pre-merger taxable distribution of realized net capital gain may be substantial.

TAXES

   The dividends that you receive from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

   When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

   Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. A Fund will tell you how you should treat its dividends for tax purposes.

               FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING
                    SHARES OF PACE LARGE COMPANY VALUE FUND

FLEXIBLE PRICING

   PACE Large Company Value Fund offers four new classes of shares -- Class A, Class B, Class C and Class Y -- established prior to the Reorganization. The four new classes of shares of PACE Large Company Value Fund and the procedures for buying, selling and exchanging these shares, as described below, are substantially identical to the corresponding classes of shares and related procedures of Growth and Income Fund. Prior to November 27, 2000, PACE Large Company Value Fund offered only Class P shares, which are available only to participants in the PaineWebber PACESM Select Advisors Program.

   No sales charges apply when Growth and Income Fund shareholders receive Class A, Class B, Class C or Class Y shares of PACE Large Company Value Fund as part of the Reorganization. PACE Large Company Value Fund is offering its four new classes of shares to the general public prior to the Reorganization. Class Y shares are only available to certain types of investors. Class A, Class B and Class C shares purchased other than as part of the Reorganization will be subject to the sales charges described below. In addition, each class has different ongoing expenses.

   PACE Large Company Value Fund has adopted a plan under Rule 12b-1 governing its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. The terms of these plans are substantially identical to the terms of the corresponding plans now in place for Growth and Income Fund's Class A, Class B and Class C shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

   Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

   The Class A sales charges for both Funds are described in the following table.

CLASS A SALES CHARGES

                          SALES CHARGE AS A PERCENTAGE OF:  REALLOWANCE TO SELECTED DEALERS
AMOUNT OF INVESTMENT     OFFERING PRICE NET AMOUNT INVESTED AS PERCENTAGE OF OFFERING PRICE*
--------------------     -------------- ------------------- --------------------------------
Less than $50,000.......      4.50%            4.71%                      4.25%
$50,000 to $99,999......      4.00             4.17                       3.75
$100,000 to $249,999....      3.50             3.63                       3.25
$250,000 to $499,999....      2.50             2.56                       2.25
$500,000 to $999,999....      1.75             1.78                       1.50
$1,000,000 and over
 (1)....................      None             None                       1.00(2)

----------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares purchased through the reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Systematic Withdrawal Plan are not subject to this charge.
(2) Mitchell Hutchins pays 1% to the dealer.

* For an initial period ending on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber or PaineWebber PACE fund that you are buying.

   You may also qualify for a lower sales charge if you combine your purchases with those of:

    .  your spouse, parents or children under age 21;

    .  your Individual Retirement Accounts (IRAs);

    .  certain employee benefit plans, including 401(k) plans;

    .  a company that you control;

    .  a trust that you created;

    . Uniform Transfers to Minors Act/Uniform Gifts to Minors Act accounts created by you or by a group of investors for your children; or

    .  accounts with the same adviser.

   You may qualify for a complete waiver of the sales charge if you:

    . Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

    . Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

            -- you were the Financial Advisor's client at the competing brokerage firm;

            -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

            -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

    . Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

    . Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

    . Are a participant in the PaineWebber Members OnlySM Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

    . Acquire these shares through a PaineWebber InsightOneSM Program brokerage account.

CLASS B SHARES

   Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

   Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

   If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                         PERCENTAGE BY WHICH THE
                                                            SHARES' NET ASSET
   IF YOU SELL SHARES WITHIN:                             VALUE IS MULTIPLIED:
   --------------------------                            -----------------------
   1st year since purchase..............................            5%
   2nd year since purchase..............................            4
   3rd year since purchase..............................            3
   4th year since purchase..............................            2
   5th year since purchase..............................            2
   6th year since purchase..............................            1
   7th year since purchase..............................          None

   We will not impose the deferred sales charge on Class B shares purchased through the reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge and when to convert your Class B shares to Class A shares, the holding period for the Class B shares of PACE Large Company Value Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class B shares of Growth and Income Fund and any other PaineWebber fund whose shares you exchanged for Class B shares of Growth and Income Fund.

   To minimize your deferred sales charge, we will assume that you are selling:

    .  First, Class B shares representing reinvested dividends, and

    .  Second, Class B shares that you have owned the longest.

SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

    .  You participate in the Systematic Withdrawal Plan;

    . You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

    .  You receive a tax-free return of an excess IRA contribution;

    . You receive a tax-qualified retirement plan distribution following retirement;

    . The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

    . The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

   Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in Fund shares.

   Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

   Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares purchased through the reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge, the holding period for the Class C shares of PACE Large Company Value Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class C shares of Growth and Income Fund and any other PaineWebber fund whose shares you exchanged for shares of Growth and Income Fund.

   You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES:

   If you think that you qualify for any of these sales charge waivers described above, you will need to provide documentation to PaineWebber or the Fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

   Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

    .  Buy shares through PaineWebber's PACESM Multi Advisor Program;

    .  Buy $10 million or more of PaineWebber fund shares at any one time;

    . Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

    . Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

    . Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

   The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares on behalf of that Plan.

   Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are lower than the ongoing expenses of Class A, Class B or Class C shares.

BUYING SHARES

   If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund shares through your Financial Advisor. Otherwise, you can invest in the Fund through the Fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

   You do not have to complete an application when you make additional investments in the Fund.

   The Fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account................................. $1,000
To add to an account............................... $  100

   The Fund may waive or reduce these amounts for:

    .  Employees of PaineWebber or its affiliates; or

    . Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plans.

FREQUENT TRADING. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

   You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

   If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

   If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

   If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the Fund's transfer agent. Your letter must include:

    .  Your name and address;

    .  The Fund's name;

    .  The Fund account number;

    .  The dollar amount or number of shares you want to sell; and

    . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not a part of these programs.

   Mail the letter to:

       PFPC Inc.
       Attn.: PaineWebber Mutual Funds
       P.O. Box 8950
       Wilmington, DE 19899.

   If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

   It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

   You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of the other PACE funds or of PaineWebber Money Market Fund. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001.) You may not exchange Class Y shares.

   You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

   You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

   You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the Fund's transfer agent. You must include:

    .  Your name and address;

    . The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

    .  Your account number;

    . How much you are exchanging (by dollar amount or by number of shares to be sold); and

    . A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

       PFPC Inc.
       Attn.: PaineWebber Mutual Funds
       P.O. Box 8950
       Wilmington, DE 19899.

   The Fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

   The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange, Inc. ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open on most national holidays and on Good Friday, and the Fund does not price its shares on these days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

   Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the Fund.

   You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

   The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's board. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

                                  MANAGEMENT

INVESTMENT MANAGER AND INVESTMENT ADVISER

   Mitchell Hutchins is the investment manager and administrator of both PACE Large Company Value Fund and Growth and Income Fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On October 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

   As investment manager for PACE Large Company Value Fund, Mitchell Hutchins recommends sub-advisers to the Board of PACE Trust to manage the Fund's investments and monitors and reviews the performance of those sub-advisers. PACE Trust has received an exemptive order from the SEC to permit Mitchell Hutchins (subject to Board approval) to select and replace sub-advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the sub-advisers without obtaining shareholder approval.

   As investment manager for Growth and Income Fund, Mitchell Hutchins recommends sub-advisers to the Board of America Fund and monitors and reviews the performance of those sub-advisers. Since October 10, 2000, Mitchell Hutchins and the sub-advisers have provided investment management services to the Fund under interim contracts approved by the Board of America Fund. Prior to October 10, 2000, Mitchell Hutchins managed Growth and Income Fund's assets directly.

SUB-ADVISERS

   The same three sub-advisers -- ICAP, Westwood and SSgA -- manage the assets of each Fund allocated to them by Mitchell Hutchins. ICAP, located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, has been in the investment management business since 1970. As of September 30, 2000, ICAP had approximately $14.4 billion in assets under management. ICAP uses a team approach in advising its share of each Fund's assets. ICAP has held its responsibilities for PACE Large Company Value Fund since July 1, 2000 and for Growth and Income Fund since October 10, 2000.

   Westwood, located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, has been in the investment management business since 1983. As of September 30, 2000, Westwood had approximately $3.2 billion under management. Susan M. Byrne, president of Westwood since 1983, is the lead portfolio manager. She and a team of five research analysts are primarily responsible for the day-to-day management of Westwood's share of each Fund's assets. Westwood has held its responsibilities for PACE Large Company Value Fund since July 1, 2000 and for Growth and Income Fund since October 10, 2000.

   SSgA, located at Two International Place, Boston, Massachusetts 02110, is the investment management division of State Street Bank and Trust Company. As of September 30, 2000, SSgA had approximately $741 billion under management. SSgA uses a team approach in the day-to-day management of its share of each Fund's assets. SSgA has held its responsibilities for each Fund since October 10, 2000.

ADVISORY FEES AND FUND EXPENSES

   PACE Large Company Value Fund paid fees to Mitchell Hutchins for management and administrative services for the Fund's most recent fiscal year at the combined annual contract rate of 0.80% of average daily net assets. This combined fee includes an annual contract rate of 0.60% for investment management services and 0.20% for administrative services, both expressed as a percentage of the Fund's average daily net assets. Growth and Income Fund paid fees to Mitchell Hutchins for investment advisory and administration services for the Fund's most recent fiscal year at the annual rate of 0.70% of the Fund's average daily net assets.

   The management and administrative services fees paid by PACE Large Company Value Fund to Mitchell Hutchins are greater than the management and administrative services fees paid by Growth and Income Fund. However, Mitchell Hutchins anticipates that shareholders of each class of shares of Growth and Income Fund who will become shareholders of the corresponding class of shares of PACE Large Company Value Fund will be subject to total annual operating expenses that are the same (Class Y shares) or slightly lower (Class A, B and C shares) than the expenses they currently pay as shareholders of Growth and Income Fund. The overall operating expenses of the combined Fund are subject to a written management fee waiver agreement between PACE Large Company Value Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Absent this fee waiver, it is expected that the overall operating expenses of PACE Large Company Value Fund immediately following the Reorganization would be somewhat higher than the current operating expenses of Growth and Income Fund. If this agreement is not renewed after December 1, 2002, the combined Fund would have overall operating expenses for each class of shares that are higher than the current expenses of Growth and Income Fund, assuming that the operating expenses of the combined Fund remain the same.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

   America Fund's Board approved the proposed Reorganization at a meeting held on October 6, 2000. Mitchell Hutchins and America Fund's Board believe that Growth and Income Fund's shareholders will benefit from the Reorganization because the combined Fund would have a larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, the Board and Mitchell Hutchins believe that operating two funds that offer similar investments and similar management would result in higher expenses and less efficient operations than a single fund that combines the assets of the two original funds.

   At the meeting of America Fund's Board on October 6, 2000 and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including Growth and Income Fund, would be served by continuing to operate the funds under their current arrangements. For Growth and Income Fund, Mitchell Hutchins' review included a possible restructuring of the Fund's investment management arrangements and a possible reorganization into another PaineWebber fund.

   Mitchell Hutchins noted that PACE Large Company Value Fund has a similar investment objective and, like Growth and Income Fund, invests in stocks of large capitalization companies. Mitchell Hutchins advised the Board of America Fund that the investment management arrangements for PACE Large Company Value Fund were recently changed. Mitchell Hutchins had concluded that the former sub-adviser of PACE Large Company Value Fund had underperformed over a period of time and had recommended to PACE Trust's Board that it be replaced. The Board of PACE Trust approved Mitchell Hutchins' recommendations. Two new sub-advisers (Westwood and ICAP) started managing the Fund's assets effective July 1, 2000, and a third new sub-adviser (SSgA) began managing a portion of the Fund's assets effective October 10, 2000. (See "Comparison of the Funds" above for a more complete description of the investment objectives, policies and risks of the Funds.)

   Mitchell Hutchins stated its belief that the Reorganization would likely benefit Growth and Income Fund's shareholders because the larger asset base of the combined Fund could give the combined Fund greater opportunities to diversify investments and realize economies of scale. Mitchell Hutchins noted that the investment management and administrative services fees currently paid by PACE Large Company Value Fund are greater those that currently paid by Growth and Income Fund. However, Mitchell Hutchins informed the Board of America Fund that it had entered into a written management fee waiver agreement with PACE Large Company Value Fund to waive its management fee through December 1, 2002 to the extent necessary to reflect the lower overall fees paid to the Fund's sub-advisers as a result of the lower sub-advisory fee paid to SSgA. As a result of this management fee waiver, it is expected that the net operating expenses for each class of shares of PACE Large Company Value Fund will be the same (Class Y shares) or slightly lower (Class A, B, and C shares) than the operating expenses of the corresponding class of shares of Growth and Income Fund.

   In addition, Mitchell Hutchins has entered into another written agreement with PACE Large Company Value Fund that becomes effective if the Reorganization takes place. Under that agreement, Mitchell Hutchins is contractually obligated to waive its management fee and/or reimburse the Fund to the extent that its total annual operating expenses for each class of shares through December 1, 2002 would otherwise exceed the current overall operating expenses of the corresponding class of shares of Growth and Income Fund. It is not presently expected that Mitchell Hutchins would be required to waive its management fee or reimburse expenses under this agreement because the expenses of the combined Fund are expected to be the same (Class Y shares) or slightly lower (Class A, B, and C shares) than the current operating expenses of Growth and Income Fund as a result of the management fee waiver agreement described above. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.)

   Mitchell Hutchins then proposed immediate changes in the investment management arrangements for Growth and Income Fund. Mitchell Hutchins advised the Board of America Fund of its belief that, instead of selecting a single sub-adviser for Growth and Income Fund's entire portfolio, a combination of active stock selection and index investing through the same three sub-advisers recently approved for PACE Large Company Value Fund would be more likely to help Growth and Income Fund achieve its investment objective through better long-term performance at reduced risk. Mitchell Hutchins noted its experience in selecting and monitoring unaffiliated sub-advisers, particularly with respect to the various different series of PACE Trust, all but one of which are managed by sub-advisers. Mitchell Hutchins recommended to the Board of America Fund that ICAP, Westwood and SSgA be retained on an interim basis to manage the assets of Growth and Income Fund, with Mitchell Hutchins having responsibility for allocating the Fund's assets among the three sub-advisers. After consideration of all the information presented by Mitchell Hutchins, inquiries into the ability and resources of each proposed sub-adviser to provide appropriate investment management services for its allocated portion of Growth and Income Fund's assets and interviews with personnel of each proposed sub-adviser, America Fund's Board determined to implement the new investment management arrangements effective October 10, 2000.

   To implement the new investment management arrangements for Growth and Income Fund, the Board of America Fund, effective October 10, 2000, terminated the existing investment advisory and administration contract between the Fund and Mitchell Hutchins and approved a new interim contract with Mitchell Hutchins and an interim sub-advisory contract between Mitchell Hutchins and each sub-adviser. Under the Interim Management and Administration Contract ("Interim Management Contract"), Mitchell Hutchins serves as investment manager for Growth and Income Fund and provides portfolio management oversight as opposed to direct management of the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-advisers thereafter. The Interim Management Contract and interim sub-advisory contracts will terminate on the earlier of 150 days from their effective date or the Closing Date of the Reorganization.

   Mitchell Hutchins then reminded the Board that, once the new investment management arrangements were in place, Growth and Income Fund and PACE Large Company Value Fund would be managed in a similar manner. Mitchell Hutchins noted its belief that operating two funds that offer similar investments and management would result in higher expenses and less efficient operations than operating a single fund that combines the assets of the two original funds. Mitchell Hutchins also stated its belief that it would not be desirable from a marketing or administrative perspective to maintain and distribute shares for two similar funds. Mitchell Hutchins noted, moreover, that PACE Large Company Growth Fund has the additional flexibility to change its sub-adviser or add additional sub-advisers when Mitchell Hutchins and the Board of PACE Trust decide without the cost or delay of needing first to obtain approval by a vote of the shareholders of PACE Large Company Value Fund.

   Finally, Mitchell Hutchins reviewed with the Board of America Fund the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Growth and Income Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any PACE Large Company Value Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of America Fund that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Growth and Income Fund would include the holding period for the shares of Growth and Income Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of Growth and Income Fund.

   As part of its considerations, the Board of America Fund examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions;
(2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of PACE Large Company Value Fund and that expense ratio relative to Growth and Income Fund's current expense ratio;
(4) that the costs of the Reorganization would be borne by Mitchell Hutchins;
(5) the compatibility of the Funds' portfolio holdings and the effect on Growth and Income Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (6) the tax consequences of the Reorganization; (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates; (8) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of Growth and Income Fund and will not dilute their interests; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins, ICAP, Westwood and SSgA; and (10) the terms of the proposed Plan.

   On the basis of the information provided to it and its evaluation of that information, the Board of America Fund, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of Growth and Income Fund and that the interests of existing Growth and Income Fund shareholders would not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF AMERICA FUND UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF GROWTH AND INCOME FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

   The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of the form of which is attached as Appendix A to this Proxy Statement/Prospectus.

   The Plan contemplates (1) PACE Large Company Value Fund's acquiring on the Closing Date all the assets of Growth and Income Fund in exchange solely for PACE Large Company Value Fund shares and PACE Large Company Value Fund's assumption of all of Growth and Income Fund's stated liabilities and (2) the distribution of those shares to Growth and Income Fund shareholders. Growth and Income Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). PACE Large Company Value Fund will assume from Growth and Income Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in Growth and Income Fund's most recent annual financial statements, or incurred by Growth and Income Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by PACE Trust (collectively, the "Liabilities").

Growth and Income Fund agrees in the Plan to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

   The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by PACE Large Company Value Fund and the NAV per share of each class of PACE Large Company Value Fund shares will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in PACE Large Company Value Fund's current Prospectus and SAI. These procedures are identical to those used by Growth and Income Fund and described in its Prospectus and SAI. Growth and Income Fund's NAV will be the value of the Assets to be acquired by PACE Large Company Value Fund, less the amount of Liabilities, as of the Valuation Time.

   On, or as soon as practicable after, the Closing Date, Growth and Income Fund will distribute to its shareholders of record as of the Effective Time the PACE Large Company Value Fund shares it receives, by class, so that each Growth and Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Large Company Value Fund equal in aggregate NAV to the shareholder's shares in Growth and Income Fund. That distribution will be accomplished by opening accounts on the books of PACE Large Company Value Fund in the names of Growth and Income Fund's shareholders and crediting those accounts with the appropriate number of PACE Large Company Value Fund shares. Fractional shares of PACE Large Company Value Fund will be rounded to the third decimal place.

   The NAV per share of PACE Large Company Value Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of the interest of any shareholder in either Fund. In addition, Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Growth and Income Fund will be terminated after the Reorganization.

   The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Growth and Income Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, Growth and Income Fund will continue to operate as a series of America Fund, and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

   PACE Large Company Value Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into five classes, designated Class A, Class B, Class C, Class Y and Class P shares. Class P shares are not involved in the Reorganization. A share of each class of PACE Large Company Value Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and other distributions will appropriately reflect expenses allocated to a particular class. Shares of the Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. PACE Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class. Shares of each series of PACE Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

   Certain fundamental investment restrictions of Growth and Income Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

   The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1) of the Code. America Fund and PACE Trust each will receive an opinion of Kirkpatrick & Lockhart LLP, counsel to America Fund and tax counsel to PACE Trust, substantially to the following effect:

     (1) PACE Large Company Value Fund's acquisition of the Assets in exchange solely for its shares and its assumption of the Liabilities, followed by Growth and Income Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Growth and Income Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) Growth and Income Fund will recognize no gain or loss on its transfer of the Assets to PACE Large Company Value Fund in exchange solely for PACE Large Company Value Fund shares and PACE Large Company Value Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Growth and Income Fund's shareholders in constructive exchange for their Growth and Income Fund shares;

     (3) PACE Large Company Value Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for its shares and its assumption of the Liabilities;

     (4) PACE Large Company Value Fund's basis in the Assets will be the same as Growth and Income Fund's basis therein immediately before the Reorganization, and PACE Large Company Value Fund's holding period for the Assets will include Growth and Income Fund's holding period therefor;

     (5) A Growth and Income Fund shareholder will recognize no gain or loss on the constructive exchange of all its Growth and Income Fund shares solely for PACE Large Company Value Fund shares pursuant to the Reorganization; and

     (6) A Growth and Income Fund shareholder's aggregate basis in the PACE Large Company Value Fund shares it receives in the Reorganization will be the same as the aggregate basis for its Growth and Income Fund shares it constructively surrenders in exchange for those PACE Large Company Value Fund shares, and its holding period for those PACE Large Company Value Fund shares will include its holding period for those Growth and Income Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

   The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   Utilization by PACE Large Company Value Fund after the Reorganization of any pre-Reorganization capital losses realized by Growth and Income Fund could be subject to limitation in future years under the Code.

   You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

   The proposal to approve the Plan requires the affirmative vote of the lesser of (1) 67% or more of the shares of Growth and Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                               ----------------

                           ORGANIZATION OF THE FUNDS

   PACE Large Company Value Fund commenced operations on August 24, 1995 as a diversified series of PACE Trust. PACE Trust was formed as a Delaware business trust on September 9, 1994, and is registered under the 1940 Act as an open-end management investment company. The operations of PACE Trust, as a Delaware business trust, are governed by its Trust Instrument, By-Laws and Delaware law.

   Growth and Income Fund commenced operations on December 20, 1983 as a diversified series of PaineWebber America Fund, Inc., a Maryland corporation registered under the 1940 Act as an open-end management investment company. On March 1, 1987, the initial series of America Fund, a Massachusetts business trust formed on October 31, 1986, succeeded to the assets and liabilities of PaineWebber America Fund, Inc., including its registration as an open-end investment company. The operations of America Fund, as a Massachusetts business trust, are governed by its Declaration of Trust, By-Laws and Massachusetts law.

                             FINANCIAL HIGHLIGHTS

   The following financial highlights table is intended to help you understand PACE Large Company Value Fund's financial performance for the periods shown. The table shows information for the Fund's Class P shares because they were the only class of shares outstanding during the periods shown. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors for PACE Large Company Value Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated July 31, 2000, which may be obtained without charge by calling 1-800-647-1568.

                               PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
                               ------------------------------------------------
                                                                       FOR THE
                                                                        PERIOD
                                  FOR THE YEARS ENDED JULY 31,          ENDED
                               --------------------------------------  JULY 31,
                                2000#      1999      1998      1997     1996+
                               --------  --------  --------  --------  --------
Net asset value, beginning of
 period......................  $  21.14  $  20.27  $  20.03  $  14.07  $ 12.00
Net investment income........      0.15      0.13      0.14      0.11     0.12
Net realized and unrealized
 gains (losses) from
 investments and futures.....     (3.17)     2.34      1.63      6.61     2.02
                               --------  --------  --------  --------  -------
Net increase (decrease) from
 investment operations.......     (3.02)     2.47      1.77      6.72     2.14
                               --------  --------  --------  --------  -------
Dividends from net investment
 income......................     (0.14)    (0.14)    (0.14)    (0.11)   (0.05)
Distributions from net
 realized gains from
 investments.................     (1.63)    (1.46)    (1.39)    (0.65)   (0.02)
                               --------  --------  --------  --------  -------
Total dividends and
 distributions...............     (1.77)    (1.60)    (1.53)    (0.76)   (0.07)
                               --------  --------  --------  --------  -------
Net asset value, end of
 period......................  $  16.35  $  21.14  $  20.27  $  20.03  $ 14.07
                               ========  ========  ========  ========  =======
Total investment return (1)..   (14.74)%    12.82%     9.89%    49.13%   17.90%
                               ========  ========  ========  ========  =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's).....................  $335,294  $375,465  $266,354  $180,807  $80,897
Expenses to average net
 assets, net of fee waivers
 and expense reimbursements..      0.96%     0.96%     0.98%     1.00%    1.00%*
Expenses to average net
 assets, before fee waivers
 and expense reimbursements..      0.96%     0.96%     0.98%     1.06%    1.40%*
Net investment income to
 average net assets, net of
 fee waivers and expense
 reimbursements..............      0.85%     0.71%     0.82%     0.81%    1.22%*
Net investment income to
 average net assets, before
 fee waivers and expense
 reimbursements..............      0.85%     0.71%     0.82%     0.75%    0.82%*
Portfolio turnover...........       195%       40%       34%       46%      38%

----------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*  Annualized.
# Sub-investment advisory functions for this portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

                                CAPITALIZATION

   The following table shows the capitalization of each of Growth and Income Fund and PACE Large Company Value Fund as of July 31, 2000, and pro forma capitalization as of the same date, assuming that shareholders of Growth and Income Fund and PaineWebber Tax-Managed Equity Fund approve the reorganizations with PACE Large Company Value Fund:

                          GROWTH AND     PAINEWEBBER TAX-   PACE LARGE COMPANY  PRO FORMA CLASS A
                          INCOME FUND: MANAGED EQUITY FUND:    VALUE FUND:     COMBINED PACE LARGE
                            CLASS A          CLASS A             CLASS A       COMPANY VALUE FUND
                         ------------- -------------------- ------------------ -------------------
Net Assets.............. $731,944,747      $12,711,482         $       0          $744,656,229
Shares Outstanding......   22,516,039          933,197                 0            45,545,540
Net Asset Value Per
 Share.................. $      32.51      $     13.62         $       0          $      16.35

                          GROWTH AND     PAINEWEBBER TAX-   PACE LARGE COMPANY  PRO FORMA CLASS B
                          INCOME FUND: MANAGED EQUITY FUND:    VALUE FUND:     COMBINED PACE LARGE
                            CLASS B          CLASS B             CLASS B       COMPANY VALUE FUND
                         ------------- -------------------- ------------------ -------------------
Net Assets.............. $216,222,256      $20,655,968         $       0          $236,878,224
Shares Outstanding......    6,765,936        1,529,570                 0            14,488,224
Net Asset Value Per
 Share.................. $      31.96      $     13.50         $       0          $      16.35

                          GROWTH AND     PAINEWEBBER TAX-   PACE LARGE COMPANY  PRO FORMA CLASS C
                          INCOME FUND: MANGED EQUITY FUND:     VALUE FUND:     COMBINED PACE LARGE
                            CLASS C          CLASS C             CLASS C       COMPANY VALUE FUND
                         ------------- -------------------- ------------------ -------------------
Net Assets.............. $126,509,235      $12,610,157         $       0          $139,119,392
Shares Outstanding......    3,950,549          933,703                 0             8,508,984
Net Asset Value Per
 Share.................. $      32.02      $     13.51         $       0          $      16.35

                          GROWTH AND     PAINEWEBBER TAX-   PACE LARGE COMPANY  PRO FORMA CLASS Y
                          INCOME FUND: MANAGED EQUITY FUND:    VALUE FUND:     COMBINED PACE LARGE
                            CLASS Y          CLASS Y             CLASS Y       COMPANY VALUE FUND
                         ------------- -------------------- ------------------ -------------------
Net Assets.............. $ 47,106,065      $   252,641         $       0          $ 47,358,706
Shares Outstanding......    1,444,964           18,612                 0             2,896,609
Net Asset Value Per
 Share.................. $      32.60      $     13.57         $       0          $      16.35

                          GROWTH AND     PAINEWEBBER TAX-   PACE LARGE COMPANY  PRO FORMA CLASS P
                          INCOME FUND: MANAGED EQUITY FUND:    VALUE FUND:     COMBINED PACE LARGE
                            CLASS P          CLASS P             CLASS P       COMPANY VALUE FUND
                         ------------- -------------------- ------------------ -------------------
Net Assets.............. $       0         $      0            $335,294,410       $335,294,410
Shares Outstanding......         0                0              20,507,671         20,507,671
Net Asset Value Per
 Share.................. $       0         $      0            $      16.35       $      16.35

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of PACE Large Company Value Fund shares as part of the Reorganization will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to PACE Trust. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Second Floor, Washington, DC 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

   PACE Trust and America Fund are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet website at http://www.sec.gov that contains information regarding PACE Trust and America Fund. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                    EXPERTS

   The audited financial statements of Growth and Income Fund incorporated by reference in the SAI have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Growth and Income Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000. The audited financial statements of PACE Large Company Value Fund incorporated by reference in the SAI for the fiscal year ended July 31, 2000 have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in PACE Large Company Value Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                               OTHER INFORMATION

   SHAREHOLDER PROPOSALS. As a general matter, America Fund does not hold annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Growth and Income Fund's shareholders should send such proposals to Growth and Income Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise considered. Moreover, consideration of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

   OTHER BUSINESS. America Fund's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Growth and Income Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                  APPENDIX A

         FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

   This Agreement and Plan of Reorganization and Termination ("Agreement") is
made as of     , 2001, by and among PaineWebber PACE Select Advisors Trust, a
Delaware business trust ("PACE Trust"), on behalf of PACE Large Company Value Equity Investments, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber America Fund, a Massachusetts business trust ("Target Trust"), on behalf of PaineWebber Growth and Income Fund, the sole series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PACE Trust and Target Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by PACE Trust or Target Trust, respectively.

   The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

   The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares are divided into five classes, four of which also are designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

   In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

   1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

     (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2),
         (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

     (b) to assume all of Target's stated liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
3.1).

   1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

   1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed in writing to and accepted by PACE Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

   1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

   1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by PACE Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective PRO RATA number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

   1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Trust and any further actions shall be taken in connection therewith as required by applicable law.

   1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

   1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

   2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

   2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

   2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3. CLOSING AND EFFECTIVE TIME

   3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about February 23, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

   3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets held by the custodian will be transferred to Acquiring Fund at, or arrangements for the transfer thereof to Acquiring Fund will have been made on or before, the Effective Time.

   3.3. Target Trust shall deliver to PACE Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Trust's Secretary or an Assistant Secretary thereof. PACE Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PACE Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

   3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

   4.1. Target represents and warrants to PACE Trust, on behalf of Acquiring Fund, as follows:

     4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

     4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

     4.1.3. Target is a duly established and designated series of Target
  Trust;

     4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Target Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by PACE Trust;

     4.1.7. Except as otherwise disclosed in writing to and accepted by PACE Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

     4.1.8. Except as otherwise disclosed in writing to and accepted by PACE Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

     4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by PACE Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PACE Trust for use therein;

     4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed to and accepted by PACE Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

     4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

     4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

     4.1.18. Target Trust's audited financial statements for the year ended August 31, 2000, to be delivered to PACE Trust, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the period then ended; and

     4.1.19. Target's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

   4.2. Acquiring Fund represents and warrants to Target Trust, on behalf of Target, as follows:

     4.2.1. PACE Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto ("Certificate of Trust"), has been duly filed in the office of the Secretary of State thereof;

     4.2.2. PACE Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     4.2.3. Acquiring Fund is a duly established and designated series of PACE Trust;

     4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

     4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of PACE Trust's Certificate of Trust, Trust Instrument (including any amendments thereto) ("Trust Instrument"), or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Trust;

     4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to PACE Trust's knowledge) threatened against PACE Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and PACE Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PACE Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PACE Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

     4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

     4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) thereto have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

     4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

     4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

     4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

     4.2.19. PACE Trust's audited financial statements for the year ended July 31, 2000, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

   4.3. Each Fund represents and warrants to the Trust of which the other Fund is a series, on behalf of such other Fund, as follows:

     4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

     4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

     4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

     4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

     4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     4.3.7. Immediately after the Reorganization, the Shareholders will own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

     4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
  187) ("Reorganization Expenses").

5. COVENANTS

   5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that--

    (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

    (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

   5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

   5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

   5.4. Target covenants that it will assist PACE Trust in obtaining information PACE Trust reasonably requests concerning the beneficial ownership of Target Shares.

   5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PACE Trust at the Closing.

   5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

   5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

   5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

   5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

   Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

   6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust and Target Trust's By-Laws and applicable law.

   6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

   6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

   6.4. Target Trust shall have received an opinion of Willkie Farr & Gallagher ("Willkie Farr") substantially to the effect that:

     6.4.1. Acquiring Fund is a duly established series of PACE Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument to own all its properties and assets and, to the knowledge of Willkie Farr, to carry on its business as presently conducted;

     6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PACE Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target, is a valid and legally binding obligation of PACE Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

     6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PACE Trust's Certificate of Trust, Trust Instrument, or By-Laws or any provision of any agreement (known to Willkie Farr, without any independent inquiry or investigation) to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Willkie Farr, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust;

     6.4.5. To the knowledge of Willkie Farr (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PACE Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.4.6. PACE Trust is registered with the SEC as an investment company, and to the knowledge of Willkie Farr no order has been issued or proceeding instituted to suspend such registration; and

     6.4.7. To the knowledge of Willkie Farr (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PACE Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) PACE Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

In rendering such opinion, Willkie Farr may (1) rely (i) as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, and (ii) as to certain factual matters, on a certificate of PACE Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Willkie Farr who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.5. PACE Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:

     6.5.1. Target is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

     6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PACE Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Target Trust's By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust;

     6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

     6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust.

In rendering such opinion, K&L may (1) rely, as to certain factual matters, on a certificate of Target Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph
3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

     6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

     6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

     6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

     6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

   7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   7.2. The Reorganization Expenses will be borne by Mitchell Hutchins.

8. ENTIRE AGREEMENT; NO SURVIVAL

   Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

   This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

   9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 1, 2001; or

   9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

   This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

   11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

   11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   11.3. PACE Trust acknowledges that Target Trust is a Business Trust. This Agreement is executed by Target Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Target Trust shall not be personally liable hereunder to PACE Trust or its trustees or shareholders for any act, omission, or obligation of Target Trust or any other trustee thereof. PACE Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

   11.4. A trustee of PACE Trust shall not be personally liable hereunder to Target Trust or its trustees or shareholders for any act, omission, or obligation of PACE Trust or any other trustee thereof. Target Trust agrees that, in asserting any claim against PACE Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of PACE Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

   11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each

Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                          PaineWebber America Fund, acting on
                                           behalf of its sole series,
                                           PaineWebber Growth and Income Fund

                                          By: _________________________________

                                          PaineWebber PACE Select Advisors
                                           Trust, acting on behalf of its
                                           series, PACE Large Company Value
                                           Equity Investments

                                          By: _________________________________

                                          Solely with respect to paragraph 7.2
                                           hereof:

                                          Mitchell Hutchins Asset Management
                                           Inc.

                                          By: _________________________________

                                  APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   As of the Record Date, the following shareholders owned beneficially or of record 5% or more of a class of shares of Growth and Income Fund or PACE Large Company Value Fund. Mitchell Hutchins did not know of any other person who owned beneficially or of record 5% or more of any class of either Fund's outstanding equity securities as of the Record Date.

   The percent of beneficial ownership in the combined PACE Large Company Value Fund shown below assumes that shareholders of both Growth and Income Fund and PaineWebber Tax-Managed Equity Fund approve the reorganization with PACE Large Company Value Fund.

                            GROWTH AND INCOME FUND

                                                              PRO FORMA
                                                          PERCENT BENEFICIAL
                                       PERCENT BENEFICIAL    OWNERSHIP OF
                                          OWNERSHIP OF      COMBINED PACE
                                       GROWTH AND INCOME    LARGE COMPANY
SHAREHOLDER'S NAME/ADDRESS*                   FUND            VALUE FUND
---------------------------            ------------------ ------------------
Northern Trust Company as Trustee            88.95%             88.36%
FBO Paine Webber 401 K Plan #22036033   (Class Y Shares)   (Class Y Shares)

----------------
* The shareholder listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

                         PACE LARGE COMPANY VALUE FUND

                                                                PRO FORMA
                                                            PERCENT BENEFICIAL
                                         PERCENT BENEFICIAL    OWNERSHIP OF
                                         OWNERSHIP OF PACE    COMBINED PACE
                                           LARGE COMPANY      LARGE COMPANY
SHAREHOLDER'S NAME/ADDRESS*                  VALUE FUND         VALUE FUND
---------------------------              ------------------ ------------------
PaineWebber Custodian                          24.84%               **
PaineWebber CDN FBO                       (Class A Shares)   (Class A Shares)
Michael L. Aidman

Lisa L. Bennett                                24.67%               **
                                          (Class A Shares)   (Class A Shares)

PW Custodian                                   14.82%               **
PaineWebber CDN FBO                       (Class A Shares)   (Class A Shares)
Virginia E. Duffy

Robert J. Dorfman                              12.93%               **
                                          (Class A Shares)   (Class A Shares)

PW Custodian                                   12.35%               **
PaineWebber CDN FBO                       (Class A Shares)   (Class A Shares)
Alex J. Hadfield

J. Eric Casey                                  7.76%                **
                                          (Class A Shares)   (Class A Shares)

Trust u/w Harold McGackin dated 1/29/88        73.84%             0.01%
Louise B. Pilot, Trustee                  (Class B Shares)   (Class B Shares)

Dan Pawlak                                     18.46%               **
                                          (Class B Shares    (Class B Shares)

Robert Kaplan and                              7.68%                **
Cathy Kaplan, Joint Owners                (Class B Shares)   (Class B Shares)

PW Custodian                                   37.17%             0.01%
PaineWebber CDN FBO                       (Class C Shares)   (Class C Shares)
Donald Fath

PW Custodian                                   20.47%               **
PaineWebber CDN FBO                       (Class C Shares)   (Class C Shares)
Doris L. Barlock

PW Custodian                                   15.94%               **
PaineWebber CDN FBO                       (Class C Shares)   (Class C Shares)
Herbert D. Jones

PW Custodian                                   11.74%               **
PaineWebber CDN FBO                       (Class C Shares)   (Class C Shares)
Sandra L. Kuritzky

Alan C. Budney                                 6.74%                **
                                          (Class C Shares)   (Class C Shares)

P.W. Custodian                                 5.42%                **
PaineWebber CDN FBO                       (Class C Shares)   (Class C Shares)
Thomas K. Davila

----------------
* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.
** This shareholder's PRO FORMA percentage of beneficial ownership of the specified class of shares in the combined PACE Large Company Value Fund is less than one tenth of one percent.

                                   APPENDIX C

     MANAGEMENT'S DISCUSSION OF PACE LARGE COMPANY VALUE FUND'S PERFORMANCE

   THE DISCUSSION BELOW WAS TAKEN FROM PACE LARGE COMPANY VALUE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2000. THIS DISCUSSION HAS NOT BEEN REVISED TO REFLECT SUBSEQUENT CHANGES, WHICH ARE DISCUSSED ABOVE IN THE PROXY STATEMENT/PROSPECTUS.

   ADVISERS: Westwood Management Corporation and Institutional Capital
Corporation

   PORTFOLIO MANAGERS: (Westwood) Susan Byrne and Kellie Stark; ICAP Investment Team

   OBJECTIVE: Capital appreciation and dividend income

   WESTWOOD INVESTMENT PROCESS: Westwood screens large capitalization companies for those that have reported a positive earnings surprise which has received little or no recognition in the form of positive future earnings revisions, and for those companies that have a price-to-sales ratio less than the Standard & Poor's 500 Index. These companies are further screened to identify those with improving returns on equity combined with stable-to-declining debt/equity ratios. Forward-looking fundamental analysis is then applied to these potential investments. Those companies that pass through the screening and fundamental research process are placed on a monitor list, at which point a catalyst for purchase is sought.

   ICAP INVESTMENT PROCESS: ICAP uses a team approach with a value-oriented investment style. ICAP uses a proprietary model to identify large capitalization companies that ICAP believes offer the best relative values. ICAP further narrows its search to companies where a catalyst for positive change is, in ICAP's view, about to occur. Finally, ICAP researches the financial condition and business prospects of those companies where a catalyst may be about to occur.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                                                         SINCE
                                                                       INCEPTION
                                              6 MONTHS 1 YEAR  3 YEARS  8/24/95
                                              -------- ------  ------- ---------
With PACE program fee*.......................  -0.01%  -16.01%  0.35%    11.67%
Without PACE program fee.....................   0.74%  -14.74%  1.87%    13.36%
Russell 1000 Value Index.....................   0.24%   -5.00%  8.74%    17.24%
Lipper Multi-Cap Value Funds Median..........   4.20%   -2.24%  5.23%    13.75%

----------------
* The maximum annual PACE program fee is 1.5% of the value of PACE assets.

   Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX



                                    [GRAPH]

               Portfolio Without         Portfolio with        Russell 1000
                      Fee                     Fee*             Value Index

AUG-95             $10,117                  $10,113              $10,000
JAN-96              11,622                   11,546               11,395
JUL-96              11,790                   11,625               11,428
JAN-97              14,483                   14,174               14,094
JUL-97              17,581                   17,077               17,009
JAN-98              17,557                   16,926               17,914
JUL-98              19,320                   18,486               20,020
JAN-99              20,498                   19,467               21,179
JUL-99              21,798                   20,546               23,021
JAN-00              18,449                   17,260               21,821
JUL-00              18,585                   17,257               21,872


  The graph depicts the performance of PACE Large Company Value Equity Investments versus the Russell 1000 Value Index. It is important to note that PACE Large Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISERS' COMMENTS

   On July 1, 2000, Westwood Management Corporation and Institutional Capital Corporation replaced Brinson Partners, Inc. as the advisers for the Portfolio.

WESTWOOD MANAGEMENT

   During the 12-month period ended July 31, 2000, the performance of the Large Company Value Equity Investments Portfolio lagged that of its benchmark, the Russell 1000 Value Index.

   The second half of 1999 ran rampant with the technology sector remaining in the lead. Dot Com was the theme despite a series of rate hikes beginning June 30th, as inflationary pressures crept into the markets. Throughout the domestic and foreign economies merger announcements continued to make headlines and drive equity prices. After the beginning of the millennium, the market rotated away from technology related issues as investors began to fear future earnings results and retreated to the blue chip, "old economy" names and gave up their "new economy" growth oriented names. Oil peaked to new highs as OPEC talks regarding the production levels continued, and finished at $32 levels. Economic growth over the past 12 months remained quite strong, as real GDP expanded by 6.1%.

   For the month of July 2000, the Portfolio declined 1.63%, after deduction of fees. In contrast, the Portfolio's benchmark, the Russell 1000 Value Index, rose 1.25%. The performance and overweighting in the energy and technology areas had a negative impact on the Portfolio's return. However, stock selection and an overweighting in healthcare aided performance. Stock selection in finance and basic materials also helped performance.

   In July 2000, volatility continued to be the dominant theme for the NASDAQ Composite Index. Following a strong rally, the NASDAQ declined sharply in the second half of the month. Momentum investors were scared out of large-cap growth stocks when a few large technology companies announced that earnings would lag original forecasts. Energy prices declined from their highs, as OPEC production increased and inventory levels began a seasonal build. The transportation and financial sectors led the market in July. Financial stocks strengthened, as investors viewed the prospect of higher interest rates as positive for the banking sector. Communication services, healthcare and consumer cyclicals were among the market sectors that declined during July. At the end of the fiscal year, Westwood's portion of the portfolio was overweighted in energy, consumer cyclicals, technology and transportation stocks.

INSTITUTIONAL CAPITAL CORPORATION

   Performance in the equity markets over the past twelve months was more notable for volatility than for returns. It appeared that economic growth had begun to moderate. However, there was also upward pressure on wages and prices. As a result, investors were anticipating modest tightening by the Federal Reserve Board for the rest of 2000.

   The stock market continued its volatile behavior in July 2000. Equity prices rose sharply in the first half of the month but reversed course and registered new losses by the end of the month. In comparison to the Portfolio's benchmark, the Russell 1000 Value Index, Institutional Capital Corporation's portion of the Portfolio was overweighted in technology and healthcare stocks and underweighted in financial stocks.

   We believe that there are many good individual investment opportunities in the market. Valuation disparities remain extremely wide. In the technology sector, a concentration of capitalization and an extension of valuation have come at the expense of all other market sectors. As a result, a broad range of companies is selling substantially below recent highs, where valuations are a fraction of historic levels and where earnings prospects are intact. We will continue to seek investment opportunities in companies that are undervalued relative to their peer groups and to the market and which have an upside potential of at least 20% over the next 12 to 18 months.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS -- PORTFOLIO STATISTICS

CHARACTERISTICS*                                                        7/31/00
----------------                                                        -------
Size of Portfolio ($MM)................................................ $335.3
Number of Securities...................................................     92
Stocks.................................................................   97.8%
Cash & Equivalents.....................................................    2.2%

TOP TEN HOLDINGS*                                                       7/31/00
-----------------                                                       -------
Citigroup..............................................................    3.2%
Exxon Mobil............................................................    3.2
IBM....................................................................    3.1
Verizon Communications.................................................    3.0
Pharmacia..............................................................    2.7
Conoco.................................................................    2.4
Philips Electronics....................................................    2.1
Ford Motor Co..........................................................    1.7
Union Carbide..........................................................    1.6
Wellpoint Health Networks..............................................    1.6
                                                                        ------
Total..................................................................   24.6%

TOP FIVE SECTORS*                                                       7/31/00
-----------------                                                       -------
Consumer Cyclical......................................................   15.8%
Financial Services.....................................................   15.3
Technology.............................................................   13.5
Energy.................................................................   12.3
Utility................................................................   10.0
                                                                        ------
Total..................................................................   66.9%

----------------
* Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


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PROXY                  PAINEWEBBER GROWTH AND INCOME FUND               PROXY
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                SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 1, 2001

THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF PAINEWEBBER AMERICA
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                                          --------------------------------
                                          CONTROL NUMBER 999 9999 9999 999
                                          --------------------------------

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

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY
















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THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.  PLEASE INDICATE
YOUR VOTE BY FILLING IN THE BOX COMPLETELY.  EXAMPLE: [X]


                                                FOR      AGAINST    ABSTAIN

1.   Approval of the Agreement and Plan of      [ ]        [ ]        [ ]
     Reorganization and Termination that
     provides for the reorganization of
     PaineWebber Growth and Income Fund, a
     series of PaineWebber America Fund,
     into PACE Large Company Value Equity
     Investments, a series of PaineWebber
     PACE Select Advisors Trust.








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

              Your Proxy Vote is Important!
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